UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011

Bakken Resources, Inc.

(Exact name of registrant specified in charter)

Nevada	000-53632	26-2973652
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

1425 Birch Ave., Suite A, Helena, MT 59601

(Address of principal executive offices)  (Zip Code)

(406) 442-9444

Issuer’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On September 30, 2011, Bakken Resources, Inc. (the “Company”) sold an aggregate of 100,000 shares of common stock of the Company at $0.50 per share pursuant to subscription agreements dated September 30, 2011.  The Company received gross proceeds of $50,000 in connection with this sale.

The sale of the securities as described above is exempt from registration under the Securities Exchange Act of 1933, as amended, pursuant to Section 4(2) thereof. The offer and sale did not involve a public offering and there was no general solicitation or general advertising involved in the offer or sale.  The proceeds from these sales of unregistered securities will be used to fund the Company’s operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKKEN RESOURCES, INC.

By:	/s/ Val M. Holms
Name: Val M. Holms
Title: President & CEO
Dated: October 6, 2011